                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 --------------

                                   F O R M 8-K


                                 CURRENT REPORT


                            Pursuant to Regulation FD
                                Rules 100 and 101


         Date of Report (Date of earliest event reported): June 30, 2002



                         CIT Equipment Collateral 2000-2
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



        000-31723                                     52-7109880
------------------------                   ---------------------------------
(Commission File Number)                   (IRS Employer Identification No.)


               c/o Chase Manhattan Bank USA, National Association
                   1201 North Market Street
                   Wilmington, Delaware       19801

              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (302) 428-3372


                                       N/A

         (Former name or former address, if changed since last report.)

Item 9. Regulation FD Disclosure.

     CIT EQUIPMENT COLLATERAL 2000-2 is reporting its portfolio stratifications as of June 30, 2002. The percentages and balances set forth in the tables in the report may not total due to rounding.

Exhibit 99 - Portfolio Stratification Report



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CIT EQUIPMENT COLLATERAL 2000-2

                                  By: Capita Corporation,
                                      as Servicer

                                  By:  /s/ Glenn A. Votek
                                     -----------------------------
                                    Name:  Glenn A. Votek
                                    Title: Executive Vice President & Treasurer



Dated: September 27, 2002